UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________________

SCHEDULE 14A INFORMATION

_______________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACTELIS NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ACTELIS NETWORKS, INC.

NOTICE OF SPECIAL MEETING

AND

PROXY STATEMENT

Meeting to be held on January 29, 2026, at 10:00 a.m. (Eastern Standard Time)

The Meeting to be held at our offices at 25 Bazel Street, Petach Tikva, Israel 4950138.

ACTELIS NETWORKS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 29, 2026

A special meeting of stockholders (the “Special Meeting”) of Actelis Networks, Inc. (“Actelis”, the “Company”, “we”, “us”, or “our”) will be held on January 29, 2026, at 10:00 a.m. (Eastern Standard Time), at our offices at 25 Bazel Street, Petach Tikva, Israel 4950138, to consider the following proposals:

1.      To authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, pursuant to the Company’s ELOC Purchase Agreement (as defined herein) (“Proposal No. 1”);

2.      To approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposal No. 1; and

3.      To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposal Nos. 1 and 2. The Company intends to mail the Proxy Statement and Proxy Card enclosed with this notice on or about January 7, 2026 to all stockholders entitled to vote at the Special Meeting. Only stockholders of record at the close of business on December 31, 2025 will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Special Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Special Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Special Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

By Order of the Board of Directors
/s/ Tuvia Barlev
Tuvia Barlev
Chairman of the Board of Directors January 7, 2026

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 29, 2026. The Proxy Statement is available at https://web.viewproxy.com/asns/2026SM.

i

Actelis Networks, Inc.
710 Lakeway Drive, Suite 200
Sunnyvale, CA 94805
(510) 545-1045

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
January 29, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) Actelis Networks, Inc. (“Actelis”, the “Company”, “we”, “us”, or “our”) to be voted at the Special Meeting of stockholders (the “Special Meeting”), which will be held on January 29, 2026, at 10:00 a.m. (Eastern Standard Time), at our offices at 25 Bazel Street, Petach Tikva, Israel 4950138, and at any postponements or adjournments thereof. The proxy materials will be mailed to stockholders on or about January 7, 2026.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on December 31, 2025 (the “Record Date”) will be entitled to receive notice of, attend and vote at the meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Special Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•        this Proxy Statement for the Special Meeting;

•        the Proxy Card or voting instruction form for the Special Meeting; and

•        the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

What is the Proxy Card?

The Proxy Card enables you to appoint Tuvia Barlev, our Chief Executive Officer, and Yoav Efron, our Chief Financial Officer and Deputy Executive Officer, as your representative at the Special Meeting. By completing and returning a Proxy Card, you are authorizing each of Mr. Barlev and Mr. Efron, to vote your shares at the Special Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting on the cover page of this Proxy Statement, including (i) authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, pursuant to the Company’s ELOC Purchase Agreement (as defined herein) (the “ELOC Issuance Proposal”) and (ii) the approval of the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the ELOC Issuance Proposal (the “Adjournment Proposal”).

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one third of the number of shares of common stock issued and outstanding on the Record Date will constitute a quorum permitting the meeting to conduct its business. As of the Record Date, there were 8,058,392 shares of the Company’s common stock issued and outstanding, each share entitled to one vote at the meeting. Thus, the presence of the holders of 2,686,131 shares of common stock will be required to establish a quorum. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, Vstock Transfer, LLC, you are considered a stockholder of record with respect to those shares, and the Notice of Special Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the Proxy Card to us. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return a Proxy Card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name (non-Israeli brokerage firm, bank, broker-dealer, or other nominee holders)

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Special Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a valid proxy from the organization.

How do I vote?

Your vote is very important to us. Whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

•        By Telephone or Internet — All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•        In Person — All record holders may vote in person at the Special Meeting. “Street name” holders may vote in person at the Special Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Special Meeting and hand it in with a signed ballot that will be provided to you at the Special Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

•        By Mail — You may vote by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

The Board of Directors has appointed Tuvia Barlev, our Chief Executive Officer, and Yoav Efron, our Chief Financial Officer and Deputy Chief Executive Officer, to serve as the proxies for the Special Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxies will or will not vote your shares as to those proposals, as described under “What happens if I do not give specific voting instructions?” below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Special Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board of Directors. If a stockholder does not give timely customer direction to its broker or nominee with respect to a “non-routine” matter, the shares represented thereby (“broker non-votes”) cannot be voted by the broker or nominee, but will be counted in determining whether there is a quorum.

All of the proposals described in this Proxy Statement are considered “non-routine” matters.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting.

What happens if I do not give specific voting instructions?

Stockholders of Record.    If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters.

What is the required vote for each proposal?

The ELOC Issuance Proposal (Proposal No. 1):    The ELOC Issuance Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

The Adjournment Proposal (Proposal No. 2):    The Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

What are the Board of Director’s recommendations?

The Board of Directors recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board of Directors recommends a vote:

•        “FOR” the approval of Proposal No. 1; and

•        “FOR” the approval of Proposal No. 2.

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the Board of Directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

How are proxy materials delivered to households?

With respect to eligible stockholders who share a single address, we may send only one Notice or other Special Meeting materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Actelis Networks, Inc., 710 Lakeway Drive, Suite 200, Sunnyvale, CA 94805, Attention: Corporate Secretary or by calling us at +1 (510) 545-1045. Eligible stockholders of record receiving multiple copies of our Notice or other Special Meeting materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of Notice or other Special Meeting materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the Corporate Secretary at the address or phone number set forth above.

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

APPROVAL OF ELOC ISSUANCE PROPOSAL.

Background

On September 27, 2025, we entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”), with an effective date of October 1, 2025 with White Lion Capital, LLC, a Nevada limited liability company (“White Lion”). Pursuant to the Common Stock Purchase Agreement, the Company has the right, but not the obligation to require White Lion to purchase, from time to time, up to $30,000,000 in aggregate gross purchase price (the “Commitment Amount”) of newly issued shares of the Company’s Common Stock, subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement.

The maximum number of shares issuable under the Common Stock Purchase Agreement is subject to the Exchange Cap.

The Company has agreed to call a special meeting of its shareholders (the “Special Meeting”) to obtain shareholder approval for the issuance of Common Stock under the Common Stock beyond the Exchange Cap (“Shareholder Approval”) within 120 days of October 1, 2025. If the Company fails to call the Special Meeting within this timeframe, it shall pay liquidated damages to White Lion, as more fully described in the Common Stock Purchase Agreement. In the event Shareholder Approval is not obtained at the Special Meeting, the Company is obligated to call an additional Special Meeting every ninety (90) days thereafter, for a total period of 360 days, until Shareholder Approval is obtained.

As consideration for White Lion’s irrevocable commitment to purchase the Company’s Common Stock up to the Commitment Amount, the Company agreed to issue 284,091 shares of Common Stock to White Lion (the “Commitment Shares”) calculated by dividing by the lowest traded price of the Company’s common stock during the 30 business days prior to the issuance of the Commitment Shares.

Subject to the satisfaction of certain customary conditions including, without limitation, the effectiveness of a registration statement registering the shares issuable pursuant to the Common Stock Purchase Agreement, the Company’s right to sell shares to White Lion will commence on October 1, 2025 and extend until October 1, 2028, unless the Company has exercised its right in full to sell shares to White Lion under the Common Stock Purchase Agreement prior to such date (the period beginning on the effective date and ending on the earlier of such dates, the “Commitment Period”). During such term, subject to the terms and conditions of the Common Stock Purchase Agreement, the Company shall notify (such notice, a “Purchase Notice”) White Lion when the Company exercises its right to sell shares (the effective date of such notice, a “Notice Date”). The Purchase Notice may be a Regular Purchase Notice or a Rapid Purchase Notice, each as described below.

The number of shares sold pursuant to any such notice may not exceed 40% of the Average Daily Trading Volume for the common stock traded on The Nasdaq Capital Market (“Nasdaq”) immediately preceding receipt of the applicable Purchase Notice, and can be increased at any time at the sole discretion of White Lion, up to 9.99% of the outstanding shares of the Company.

Under a Regular Purchase Notice, the purchase price to be paid by White Lion for any such shares will equal 97.5% multiplied by the lower of the (i) lowest daily VWAP of the Common Stock during the Regular Purchase Valuation Period (as such term is defined in the Common Stock Purchase Agreement) or (ii) the closing price of the Common Stock one business day prior to the delivery of the Regular Purchase Notice.

Under a Rapid Purchase Notice, the purchase price to be paid by White Lion for any such shares will equal (i) the lowest traded price of the Common Stock on the Rapid Purchase Notice Date with respect to Rapid Purchase Price Option 1; or (ii) 99% multiplied by the lowest traded price of the Common Stock two hours following written confirmation of the acceptance of the Rapid Purchase Notice by White Lion with respect to Rapid Purchase Price Option 2.

The Company may terminate the Common Stock Purchase Agreement at any time, which shall be effected by written notice being sent by the Company to White Lion. In addition, the Common Stock Purchase Agreement shall automatically terminate on the earlier of (i) the end of the Commitment Period or (ii) the date that, pursuant to or within the meaning of any bankruptcy law, the Company commences a voluntary case or any person commences a proceeding against the Company, a custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors. Certain provisions of the Common Stock Purchase Agreement survive termination, as described more fully in the text of the agreement.

Nasdaq

Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(d).

Pursuant to Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price” as defined in the Nasdaq Listing Rules. The Company may not issue or sell to White Lion under the Purchase Agreement more than 19.99% of the shares of the common stock outstanding immediately prior to the execution of the Purchase Agreement unless (i) stockholder approval is obtained or (ii) the issuances and sales of common stock pursuant to the Purchase Agreement are not deemed to be less than the Minimum Price.

Additional Information

This summary is intended to provide you with basic information concerning the ELOC Purchase Agreement and the transaction with White Lion. The full text of the ELOC Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on October 2, 2025 (the “October 2 Form 8-K”). The October 2 Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Effect on Current Stockholders if the ELOC Issuance Proposal is Approved

Each additional share of our common stock that would be issuable to White Lion, would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of our common stock to White Lion pursuant to the terms of the ELOC Purchase Agreement will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of common stock issuable to White Lion could adversely affect prevailing market prices of our shares of common stock.

Effect on Current Stockholders if the ELOC Issuance Proposal is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into the ELOC Purchase Agreement or any related documents, as the Company has already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve this Proposal No. 1 will not negate the existing terms of the documents, which will remain binding obligations of the Company.

If the stockholders do not approve this Proposal No. 1, the Company will be limited in its ability to issue Purchase Notice Shares pursuant to the Purchase Agreement. The Board and the management of the Company believe that the potential to use the ELOC Purchase Agreement would provide the Company flexibility in how it implements its business plans and ultimately generates value for its stockholders.

Vote Required and Board of Directors’ Recommendation

The ELOC Issuance Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELOC ISSUANCE PROPOSAL.

PROPOSAL NO. 2

APPROVAL OF THE ADJOURNMENT

The Company is asking stockholders to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of Proposal No. 1. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR the ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of the Record Date by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Percentage(2)
Directors and Executive Officers
Tuvia Barlev	16,981	(3)	*
Yoav Efron	1,570	(4)	*
Eyal Aharon	317	(5)	*
Michal Winkler-Solomon	557	(6)	*
Hemi Kabir	336	(7)	*
Elad Domanovitz	608	(8)	*
Yaron Altit	347	(9)	*
Mark DeVol
Gideon Marks	—		—
Julie Kunstler	—		—
Niel Ransom	—		—
All executive officers and directors as a group (11 persons)	20,716		*

5% or Greater Shareholders
L1 Capital Global Opportunities Master Fund, Ltd.(10)	500,000	(11)	6.20%
S.H.N Financial Investments Ltd.(12)	753,336	(13)	9.35%

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of the following entities or individuals is 710 Lakeway Drive, Suite 200, Sunnyvale, CA 94805.

(2)      The calculation in this column is based upon 8,058,392 shares of common stock outstanding on the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(3)      Consists of (i) 16,981 shares of common stock held by Mr. Barlev.

(4)      Consists of (i) 282 shares of common stock held by Mr. Efron and (ii) 1,287 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(5)      Includes (i) 313 shares of common stock held by Mr. Aharon and (ii) 4 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(6)      Includes (i) 208 shares of common stock held by Mr. Winkler-Solomon and (ii) 349 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(7)      Includes (i) 336 shares of common stock held by Mr. Kabir.

(8)      Includes (i) 240 shares of common stock held by Mr. Domanovitz and (ii) 368 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(9)      Includes (i) 347 shares of common stock held by Mr. Altit.

(10)    David Feldman and Joel Arber are the Directors of L1 Capital Global Opportunities Master Fund, Ltd. (“L1”). As such, L1, Mr. Feldman, and Mr. Arber may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) the issuer’s securities described herein. To the extent Mr. Feldman and Mr. Arber are deemed to beneficially own such securities, Mr. Feldman and Mr. Arber disclaim beneficial ownership of these securities except to the extent of its pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 13 and the rules thereunder.

(11)    Includes 500,000 shares of common stock held by L1. The amounts do not include 500,000 Warrants to purchase shares of Common Stock, which is subject to a 4.99% beneficial ownership limitation.

(12)    Nir Shamir is the Chief Executive Officer of S.H.N Financial Investments Ltd. As such, Mr. Shamir may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) the securities described herein. To the extent Mr. Shamir is deemed to beneficially own such securities, Mr. Shamir disclaims beneficial ownership of these securities for all other purposes.

(13)    Includes 600,000 shares of common stock and 153,336 pre-funded warrants to purchase shares of common stock. The amounts do not include 59,164 pre-funded warrants to purchase shares of Common Stock and 812,500 warrants to purchase shares of common stock, each of which are subject to a 9.99% beneficial ownership limitation.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, we will cancel your previously submitted proxy.

ACTELIS NETWORKS, INC. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to www.AALvote.com/ASNS Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX As a stockholder of Actelis Networks, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM EST on January 28, 2026 CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ACTELIS NETWORKS, INC. SPECIAL MEETING OF STOCKHOLDERSJANUARY 29, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ACTELIS NETWORKS, INC. The undersigned hereby constitutes and appoints Yoav Efron and Tuvia Barlev, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the 2026 Special Meeting of Stockholders (the “Special Meeting”) of Actelis Networks, Inc. (the “Company”) to be held at Actelis Networks Israel Ltd. offices, 25 Bazel St., Petach Tikva, Israel 4951038 and at any adjournments thereof and to vote with respect to the proposals set forth on the reverse side all shares of common stock of the Company that the undersigned is entitled to vote at the Special Meeting. You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE. Shares represented by this proxy will be voted as directed by the stockholder. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE “FOR” PROPOSALS 1 AND 2 IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. The proxies cannot vote your shares unless you sign and return this card. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. I plan on attending the meeting Address change: (If you noted any Address Changes above, please mark box.) Signature Date Title Signature (Joint Owners) Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should give their full titles.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held January 29, 2026. The Proxy Statement is available at:https://web.viewproxy.com/asns/2026SM PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Please mark your votes like this The Board of Directors recommends voting FOR proposals 1 and 2. 1. To authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, pursuant to the Company’s ELOC Purchase Agreement (“Proposal No. 1”); FOR AGAINST ABSTAIN 2. To approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposal No. 1: and